Exhibit 1.1

Form of Underwriting Agreement

20,000,000 Shares

Clean Energy Fuels Corp.

Common Stock

UNDERWRITING AGREEMENT

                , 2007

W.R. Hambrecht + Co., LLC
as Representative of the several
Underwriters named in Schedule I hereto

c/o W.R. Hambrecht + Co., LLC

539 Bryant Street, Suite 100

San Francisco, CA 94107

Ladies and Gentlemen:

Clean Energy Fuels Corp., a Delaware corporation (the “Company”), and the persons listed on Schedule II hereto (the “Selling Stockholders”), propose, subject to the terms and conditions contained in this Underwriting Agreement (this “Agreement”), to sell to you and the other underwriters named on Schedule I to this Agreement (the “Underwriters”), for whom you are acting as Representative (the “Representative”), an aggregate of 20,000,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Of the Firm Shares, 10,000,000 shares are to be issued and sold by the Company and 10,000,000 shares are to be sold by the Selling Stockholders. The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Selling Stockholders propose to grant to the Underwriters an option to purchase up to an additional 3,000,000 shares (the “Option Shares”) of Common Stock from the Selling Stockholders for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the “Shares.”

The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the published rules and regulations thereunder (the “Rules”) adopted by the Securities and Exchange Commission (the “Commission”) a Registration Statement (as hereinafter defined) on Form S-1 (No. 333-137124), including a Preliminary Prospectus (as hereinafter defined) relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such

Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus have been delivered by the Company to you. As used in this Agreement:

a.             The term “Preliminary Prospectus” means any preliminary prospectus relating to the Shares included at any time as a part of the Registration Statement or filed with the Commission by the Company pursuant to Rule 424 of the Rules.

b.             The term “Pricing Prospectus” means the Preliminary Prospectus relating to the Shares dated [          ], 2007 that was included in the Registration Statement immediately prior to the Applicable Time (as defined below).

c.             The term “Registration Statement” means the registration statement on Form S-1 (File No. 333-137124) (including any Preliminary Prospectus, the Prospectus, all exhibits and financial schedules), as amended at the time and on the date it became effective (the “Effective Date”), including the information (if any) contained in the form of final prospectus to be filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the Effective Date pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.

d.             The term “Prospectus” as used in this Agreement means the prospectus in the form included in the Registration Statement at the Effective Date or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) of the Rules.

e.             The term “Issuer Free Writing Prospectus” means any “issuer free writing prospectus” relating to the Shares as defined in Rule 433 of the Rules. The term “free writing prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules) prepared by or on behalf of the Company in connection with the offering of the Shares.

f.              “Pricing Disclosure Package” means, as of the Applicable Time, the Pricing Prospectus together with each Issuer Free Writing Prospectus filed with the Commission or used by the Company on or before the Applicable Time and listed on Schedule IV hereto, including any “road show” (as defined in Rule 433(h) of the Rules) that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules, taken as a whole.

g.             The “Applicable Time” is [    ] (Eastern Time) on the date of this Agreement.

The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed the Pricing Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

1.             Sale, Purchase, Delivery and Payment for the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

(a)       The Company and each Selling Stockholder agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $[       ] per share (the “Initial Price”), the number of Firm Shares (rounded up or down, as determined by the Representative in its discretion, in order to avoid fractional shares) obtained by multiplying 10,000,000 Firm Shares (in the case of the Company) and the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule II hereto under the caption “Number of Firm Shares to be Sold” (in the case of a Selling Stockholder), in each case by a fraction the numerator of which is the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the total number of Firm Shares, subject to adjustment in accordance with Section 10 hereof.

(b)       The Selling Stockholders hereby grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Option Shares obtained by multiplying the number of Option Shares specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholders in Schedule II hereto under the caption “Maximum Number of Option Shares to be Sold” and the denominator of which is the total number of Optional Shares (subject to adjustment by the Representative to eliminate fractional shares). The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representative to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or electronic notice, by the Representative to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

(c)       Payment of the purchase price for and delivery of certificates for the Firm Shares shall be made at the offices of W.R. Hambrecht + Co., LLC, 539 Bryant Street, Suite 100, San Francisco, California, 94107 at 7:00 a.m., San Francisco time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and the Representative (such time and date of delivery and payment are called the “Firm Shares Closing Date”). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each date of delivery as specified in the notice from the Representative to the Company (such time and date of delivery and payment are called the “Option Shares Closing Date”). The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a “Closing Date” and, together, the “Closing Dates.”

(d)       Payment for the Shares shall be made to the Company and the Selling Stockholders by wire transfer of immediately available funds or by one or more certified or official bank check or checks in same day funds drawn to the order of the Company, and to the Selling Stockholders for the shares purchased from the Selling Stockholders, against delivery of the respective certificates to the Representative for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them.

(e)       Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representative shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be delivered by or on behalf of the Company to the Representative through the facilities of the Depository Trust Company (“DTC”) for the account of such Underwriter. The Company will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representative, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares). Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition to the obligation of each Underwriter hereunder.

2.             Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)       The Registration Statement conformed when filed, and will conform in all material respects on each of the Effective Date and the applicable Closing Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules. The Pricing Prospectus conformed as of the Applicable Time, and the Prospectus will conform when filed with the Commission pursuant to Rule 424(b) of the Rules and as of the applicable Closing Date, in all material respects to the requirements of the Securities Act and the Rules.

(b)       The Registration Statement, as of the Effective Date, did not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The Prospectus, as of its date and the applicable Closing Date, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Applicable Time, the Pricing Disclosure Package did not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus listed on Schedule IV hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus. Each such Issuer Free Writing Prospectus, as of the Applicable Time, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus, as of its filing date and the applicable Closing Date, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph shall apply to statements in, or omissions from, the Registration Statement, the Pricing Prospectus, the Prospectus and any Issuer Free Writing Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus is the information set forth in the paragraph describing the OpenIPO process on the front cover page and under the caption “Plan of Distribution” and the information contained in the 1st and 3rd paragraphs under the caption “Plan of Distribution” in the Registration Statement, the Pricing Prospectus and the Prospectus.

(c)       Unless the Company obtains the prior consent of the Representative, it has not made and will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus other then those Issuer Free Writing Prospectuses listed on Schedule IV attached hereto, or that would otherwise constitute a Free Writing Prospectus required to be filed with the Commission. The Company has complied and will comply with the requirements of Rule 433 of the Rules applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and recordkeeping.

(d)       If applicable, each Preliminary Prospectus (including the Pricing Prospectus) and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If Rule 434 of the Rules is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be “materially different,” as such term is used in Rule

434, from the Prospectus included in the Registration Statement at the time it became effective.

(e)       The Registration Statement has been declared effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission and no proceedings for that purpose are pending or have been instituted or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

(f)        The Company has not distributed and, prior to the later to occur of any Closing Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus listed on Schedule IV hereto, and any other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules, to which the Representative has consented.

(g)       The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and the Pricing Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement and the Pricing Prospectus has been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The summary and selected financial data included in the Registration Statement and the Pricing Prospectus presents fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Registration Statement and the Pricing Prospectus and other financial information.

(h)       KPMG, LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, was an independent registered public accounting firm within the meaning of the Securities Act and the Rules and the rules and regulations adopted by the PCAOB.

(i)        The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, having full power and corporate authority to own or lease its properties and to conduct its business as described in the Pricing Disclosure Package; and (ii) is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition (financial or otherwise) or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”). The Company has employees located solely in Arizona, California, Colorado, Maryland, Massachusetts, New Mexico, New York, Texas, Washington, Wyoming and Canada, and in no other jurisdiction, and is duly qualified to do business as a foreign corporation and is in good standing in such jurisdictions, which are the only jurisdictions where the Company is required to be so qualified. To the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Except for Canada, the Company does not own, lease or license any asset or property outside the United States of America.

(j)        The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

(k)       The Company and each of its subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, patent applications, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, domain names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intellectual Property”) necessary for the conduct of its business. Neither the Company nor any of its subsidiaries is aware of or has received any notice of any (i) infringement, misappropriation or violation by third parties of any such Intellectual Property or (ii) any threatened action, suit, proceeding or claim by others challenging the Company or its subsidiaries’ rights in or to any such Intellectual Property. The Intellectual Property owned by the Company and its subsidiaries and licensed to the Company and its subsidiaries has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property. There is no pending or threatened action, suit, proceeding or claim by others against the Company or any of its subsidiaries that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others. To the Company’s knowledge, no employee of the Company or any of its subsidiaries is the subject of any claim or proceeding involving a violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of the Company’s subsidiaries or actions undertaken by the employee while employed with the Company or any of the Company’s subsidiaries.

(l)        The Company and each of its subsidiaries has good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. Subsequent to the respective dates as of which information is given in the Pricing Prospectus, (i) there has not been any Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Pricing Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(m)      There is no document, contract or other agreement required to be described in the Registration Statement or the Pricing Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the Pricing Prospectus accurately reflects in all respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement or the Pricing Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiaries, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or a subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its properties or business or a subsidiary or the subsidiary’s properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

(n)       The statistical and market related data included in the Pricing Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate.

(o)       Neither the Company nor any of its subsidiaries is in violation of any term or provision of its charter or bylaws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

(p)       This Agreement has been duly authorized, executed and delivered by the Company.

(q)       Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the charter or bylaws of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

(r)        The Company has the duly authorized and validly issued outstanding capitalization as of March 31, 2007 as set forth under the caption “Capitalization” in the Pricing Prospectus and will have the adjusted capitalization as of March 31, 2007 (giving effect to the closing of the offering contemplated by this Agreement) set forth therein on each Closing Date, based on the assumptions set forth therein. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of the Company were issued in transactions that were exempt from the registration requirements of the Securities Act, without violation of preemptive rights, rights of first refusal or similar rights. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Certificate of Incorporation or bylaws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Shares to be issued and sold by the Company pursuant to this Agreement (the “Company Shares”), when issued and sold against payment therefor pursuant to this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. The Shares to be sold by the Selling Stockholders have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in the Pricing Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The securities of the Company conform, and the Company Shares when issued at the applicable Closing Date will conform, to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus. All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Registration Statement and the Pricing Prospectus.

(s)       No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement. Each director and executive officer of the Company and each stockholder of the Company listed on Schedule III has delivered to the Representative his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto (“Lock-Up Agreement”).

(t)        All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(u)       Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

(v)       No relationship, direct or indirect, exists between or among the Company or its subsidiaries, on the one hand, and the current or prior directors, officers, stockholders, customers or suppliers of the Company and its subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Pricing Prospectus that is not so described.

(w)      Neither the Company nor any affiliate of the Company has taken, nor will they take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

(x)        The Company and each of its subsidiaries has filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

(y)       The Shares have been approved for listing on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) Global Market subject only to notice of issuance.

(z)        A registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act, which registration statement complies in all material respects with the Exchange Act.

(aa)     The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Nasdaq Global Market, nor has the Company received any notification that the Commission or the Nasdaq Global Market is contemplating terminating such registration or listing.

(bb)     The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii)

access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains “disclosure controls and procedures” (as defined in Rule 13a-14(c) under the Exchange Act) to ensure that material information relating to the Company is made known to the Company’s principal executive officer and the Company’s principal financial officer or persons performing similar functions; the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

(cc)     The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Pricing Prospectus, all of which insurance is in full force and effect. The Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(dd)     Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the “NASD”) or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or “Blue Sky” laws) has been obtained or made and is in full force and effect.

(ee)     Except as disclosed in the Registration Statement and the Pricing Prospectus, there is no action, suit, claim, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, that (i) questions the validity of the capital stock of the Company or this Agreement or any action taken or to be taken by the Company pursuant to or in connection with this Agreement; (ii) is required to be disclosed in the Registration Statement and the Pricing Prospectus and is not disclosed (and such proceedings, if any, as are summarized in the Registration Statement and the Pricing Prospectus are accurately summarized in all material respects) or (ii) may have a Material Adverse Effect.

(ff)       There are no affiliations with the NASD among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Pricing Prospectus or otherwise disclosed in writing to the Representative.

(gg)     (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under CERCLA.

(hh)     In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

(ii)       The Company is not and, after giving effect to the offering and sale of the Shares, including the issuance, offering and sale of the Company Shares, and the application of proceeds from the sale of the Company Shares as described in the Pricing Prospectus and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(jj)       The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules) of the Shares, is not on the date hereof and will not be on the applicable Closing Date, an “ineligible issuer” (as defined in Rule 405 of the Rules).

(kk)     The Company does not, directly or indirectly, including through any subsidiary, have any outstanding personal loans or other credit extended to or for any director or executive officer.

(ll)       None of the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiary, has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(mm)   The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its subsidiary with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

(nn)     Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo)     Except as described in the Pricing Prospectus and the Registration Statement, the Company has not sold or issued any securities during the six-month period preceding the date of the Pricing Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

(pp)     The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

(qq)     The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

(rr)       Each of the Company, its directors and officers has not distributed and will not distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and any Issuer Free Writing Prospectus listed on Schedule IV attached hereto.

3.             Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders hereby represents and warrants to, and agrees with, each Underwriter that:

(a)       Each Selling Stockholder has caused certificates for the number of Shares listed opposite such Selling Stockholder’s name on Schedule II hereto to be delivered to [                 ] (the “Custodian”), endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and an agreement dated [                  ] among the Custodian and the Selling Stockholders substantially in the form attached hereto as Exhibit B (the “Custody Agreement”).

(b)       Each Selling Stockholder has granted an irrevocable power of attorney substantially in the form attached hereto as Exhibit C (the “Power of Attorney”) to the person named therein, on behalf of each such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the shares to be sold by each Selling Stockholder pursuant hereto.

(c)       This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of each Selling Stockholder, enforceable against each such Selling Stockholder in accordance with its terms.

(d)       The execution and delivery by each Selling Stockholder of this Agreement and the performance by each Selling Stockholder of its obligations under this Agreement, including the sale and delivery of the Shares to be sold by each such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by each Selling Stockholder with its obligations hereunder, do not and will not, whether with or without the giving of notice or the passage of time or both, (i) violate or contravene any provision of the charter or bylaws or other organizational instrument of any Selling Stockholder, if applicable, or any applicable law, statute, regulation, or filing or any agreement or other instrument binding upon any Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over any Selling Stockholder, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the shares to be sold by any Selling Stockholder or any property or assets of any Selling Stockholder pursuant to the terms of any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder may be bound or to which any of the property or assets of any Selling Stockholder is subject or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement.

(e)       Each Selling Stockholder holding Firm Shares on the Firm Shares Closing Date and each Selling Stockholder holding Option Shares on the Option Shares Closing Date will have valid and marketable title to the Shares to be sold by such Selling Stockholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and the Pricing Prospectus.

(f)        Each Selling Stockholder holding Firm Shares on the Firm Shares Closing Date and each Selling Stockholder holding Option Shares on the Option Shares Closing Date will have full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided by this Agreement.

(g)       Upon delivery of and payment for the Shares to be sold by each Selling Stockholder pursuant to this Agreement the several Underwriters will receive valid and marketable title to such Shares free and clear of any lien, claim, mortgage, pledge, security interest or other encumbrance.

(h)       All information relating to each Selling Stockholder furnished in writing by such Selling Stockholder expressly for use in the Registration Statements, the Pricing Prospectus and any Issuer Free Writing Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

(i)        Each Selling Stockholder has reviewed the Registration Statement and Pricing Prospectus and the Pricing Disclosure Package taken as a whole and, although such Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Stockholder that would lead such Selling Stockholder to believe that (i) as of the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading or (ii) as of the Applicable Time, neither the Pricing Prospectus nor the Pricing Disclosure Package contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)        The sale of Shares by each Selling Stockholder pursuant to this Agreement is not prompted by such Selling Stockholder’s knowledge of any material information concerning the Company or any of its subsidiaries which is not set forth in the Pricing Prospectus.

(k)       Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(l)        Such Selling Stockholder has no actual knowledge that any representation or warranty of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

(m)      The representations and warranties of each Selling Stockholder in the Custody Agreement are and on each Closing Date will be, true and correct.

4.             Conditions of the Underwriters’ Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

(a)       Notification that the Registration Statement has become effective shall have been received by the Representative; the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)       No order preventing or suspending the use of any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

(c)       The Representative shall be satisfied that (i) the representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall be true and correct when made and on and as of each Closing Date as if made on such date; (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Prospectus that has not been set forth in an effective supplement or amendment and (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Pricing Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in the business, properties, financial condition or results of operations of the Company, and since such dates, the Company has not entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Pricing Prospectus. The Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

(d)       The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package and, in their opinion (A) as of the Effective Date, the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) as of the Applicable Time, the Pricing Disclosure Package did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (C) as of its date and the applicable Closing Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (D) since the Effective Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus which was not set forth and (iv) no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus has

been issued and, to their knowledge, no proceedings for that purpose are pending or have been instituted or threatened by the Commission.

(e)       The Representative shall have received a certificate on each Closing Date signed by the Secretary of the Company to the effect that, as of the Closing Date the Secretary certifies as to the accuracy of the Company’s Certificate of Incorporation and bylaws, the resolutions of the Board of Directors relating to the offering contemplated hereby, the form of stock certificate representing the Shares, and copies of all communications with the Commission; as to the execution and delivery of this Agreement; as to the incumbency and signature of persons signing this Agreement, the Registration Statement and other related documents; as to the approval of the Company Shares for listing on the Nasdaq Global Market; as to the Company’s compliance with all agreements and performance or satisfaction of all conditions required hereunder; as to the consideration received for all outstanding shares of the Company’s Common Stock; and as to such other matters as Underwriters’ counsel may reasonably request.

(f)        The Representative shall have been furnished evidence in the usual written or electronic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to the Representative, of the good standing and qualifications of the Company.

(g)       The Representative shall have received, on the Effective Date and prior to the time this Agreement is executed, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and on each Closing Date, a signed letter from KPMG, LLP addressed to the Representative and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Prospectus and the Prospectus.

(h)       The Representative shall have received a copy of a letter from KPMG, LLP addressed to the Company, stating that their review of the Company’s internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company’s financial statements filed with the Registration Statement, the Pricing Prospectus and the Prospectus, did not disclose any weakness in internal controls that they considered to be material weaknesses.

(i)        The Representative shall have received on each Closing Date from Sheppard, Mullin, Richter & Hampton LLP, counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, subtantially in the form of Exhibit D attached hereto.

(j)        The Representative shall have received on each Closing Date from Arnold & Porter LLP, counsel for Perseus ENRG Investments, L.L.C., an opinion, addressed to the Representative and dated such Closing Date, and stating in effect that:

(i)                This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(ii)               Each of the Custody Agreement, the Power of Attorney and the Lock-up Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(iii)              This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(iv)              Such Selling Stockholder has the legal right, power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Selling Stockholder hereunder.

(k)       The Representative shall have received on each Closing Date from Simon Millner in-house counsel for Westport Innovations, Inc., an opinion, addressed to the Representative and dated such Closing Date, and stating in effect that:

(i)                This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(ii)               Each of the Custody Agreement, the Power of Attorney and the Lock-up Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(iii)              This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(iv)              Such Selling Stockholder has the legal right, power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Selling Stockholder hereunder.

(l)        The Representative shall have received on each Closing Date from Fulbright & Jaworski in-house counsel for Alan P. Basham, an opinion, addressed to the Representative and dated such Closing Date, and stating in effect that:

(i)                This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(ii)               Each of the Custody Agreement, the Power of Attorney and the Lock-up Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(iii)              This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(iv)              Such Selling Stockholder has the legal right, power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Selling Stockholder hereunder.

(m)      The Representative shall have received on each Closing Date from Whalen LLP, counsel for the Selling Stockholders who are residents of the State of California

(the “California Selling Stockholders”), an opinion, addressed to the Representative and dated such Closing Date, and stating in effect that:

(i)                This Agreement has been duly authorized, executed and delivered by or on behalf of each California Selling Stockholder.

(ii)               Each of the Custody Agreement, the Power of Attorney and the Lock-up Agreement has been duly authorized, executed and delivered by each California Selling Stockholder.

(iii)              This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of each California Selling Stockholder enforceable against each California Selling Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(iv)              Each California Selling Stockholder has the legal right, power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such California Selling Stockholder hereunder, provided no opinion shall be given concerning compliance with securities or “Blue Sky” laws of any State other than the State of California in connection with the offer or sale of the Shares.

(n)       The Representative shall have received on each Closing Date from Haynes and Boone, LLP, counsel for the Selling Stockholders who are residents of the State of Texas (the “Texas Selling Stockholders”), an opinion, addressed to the Representative and dated such Closing Date, and stating in effect that:

(i)                This Agreement has been duly authorized, executed and delivered by or on behalf of each Texas Selling Stockholder.

(ii)               Each of the Custody Agreement, the Power of Attorney and the Lock-up Agreement has been duly authorized, executed and delivered by each Texas Selling Stockholder.

(iii)              This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of each Selling Stockholder enforceable against each Texas Selling Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(iv)              Each Texas Selling Stockholder has the legal right, power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Texas Selling Stockholder hereunder.

(o)       The Shares shall have been approved for listing on the Nasdaq Global Market, subject only to official notice of issuance.

(p)       The Company and each Selling Stockholder shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

(q)                       The Representative shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the issuance of the Company Shares, the sale of the Shares, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

5.             Covenants of the Company. The Company covenants and agrees as follows:

(a)       The Company will (A) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A; and (B) not file with the Commission any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which the Underwriters shall not have given their consent or which is not in compliance with the Securities Act or the Rules.

(b)       The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer Free Writing Prospectus or the Prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

(c)       The Company will not to make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative. The Company will comply with all applicable requirements of Rule 433 of the Rules with respect to any Issuer Free Writing Prospectus and retain in accordance with the Rules all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Representative and, upon its request, file such document and prepare and furnish without charge to each Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(d)       If, at any time when a Prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

(e)       The Company shall make generally available to its security holders and to the Representative as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company’s fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

(f)        The Company shall furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a Prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus and any amendments thereof and supplements thereto as the Representative may reasonably request. The copies of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(g)       The Company shall cooperate with the Representative and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may designate and shall maintain such qualifications in effect so long as required for the distribution of the

Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

(h)       The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

(i)        Without the prior written consent of W.R. Hambrecht + Co., LLC, for a period of 180 days after the date of this Agreement, the Company and each of its individual directors and executive officers shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company’s existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus. In the event that during this period, (A) any shares are issued pursuant to the Company’s existing stock option plan or bonus plan that are exercisable during such 180-day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 180-day period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of W.R. Hambrecht + Co., LLC, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person. Notwithstanding the foregoing, if (a) during the last 17 days of such 180-day period, the Company issues an earnings release or publicly announces material news or if a material event relating to the Company occurs or (b) prior to the expiration of such 180-day period, the Company announces that it will release earnings during the 16-day period beginning on the last day of the 180-day period, the restrictions in this Section will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(j)        On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq Global Market (including any required registration under the Exchange Act).

(k)       Prior to the Firm Shares Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(l)        The Company will apply the net proceeds from the offering of the Company Shares in the manner set forth under “Use of Proceeds” in the Pricing Prospectus and the Prospectus.

(m)      The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

(n)       The Company will not take, directly or indirectly, and will use its best efforts to cause its officers, directors or affiliates not to take, directly or indirectly, any action designed to, or that might in the future be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

(o)       Upon the request of any Underwriters, the Company shall furnish to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriters for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above and is granted without any fee and may not be assigned or transferred.

(p)       The Company agrees to pay, or reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, any Issuer Free Writing Prospectus and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(f), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representative and to the Underwriters of copies of each Preliminary Prospectus, the Prospectus and all amendments or supplements to the Prospectus, any Issuer Free Writing Prospectus and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vi) inclusion of the Shares for listing on the Nasdaq Global Market; and (vii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters; and (viii) the performance of the Company’s obligations under Sections 4, 5 and 6.

(q)       The Selling Stockholders, jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares by the Selling Stockholders to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

6.             Indemnification.

(a)       Jointly and severally, the Company and each of the Selling Stockholders listed on Schedule V hereto (the “Indemnification Stockholders”) agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus (including the Pricing Prospectus), the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which such statements were made); provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Representative on behalf of any Underwriter specifically for use therein; provided, further, that the liability of any Indemnification Stockholder pursuant to this subsection (a) shall not exceed the aggregate gross proceeds received, before expenses, from the sale of Shares by such Indemnification Stockholder pursuant to this Agreement. The information set forth in the paragraph describing the OpenIPO process on the front cover page and under the caption “Plan of Distribution” and the information contained in paragraphs 1st and 3rd under the caption “Plan of Distribution” in the Registration Statement, any Preliminary Prospectus (including the Pricing Prospectus) and the Prospectus (insofar as such information relates to the Underwriters or related persons) constitutes the only information furnished by the Underwriters to the Company for inclusion in the

Registration Statement, any Preliminary Prospectus (including the Pricing Prospectus), the Prospectus or any Issuer Free Writing Prospectus. This indemnity agreement will be in addition to any liability which the Company or any Indemnification Stockholder may otherwise have.

(b)       Each of the Selling Stockholders other than the Indemnification Stockholders (the “Limited Indemnification Stockholders”), severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus (including the Pricing Prospectus), the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which such statements were made); in each case, however, only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus (including the Pricing Prospectus), the Prospectus, any Issuer Free Writing Prospectus or any such amendment or supplement relates to information about such Limited Indemnification Stockholder or related persons, it being understood and agreed that such information includes, without limitation, the information relating to such Limited Indemnification Stockholder in the Registration Statement, any Preliminary Prospectus (including the Pricing Prospectus) and the Prospectus under the caption “Principal and Selling Stockholders;” provided, however, that the liability of any Limited Indemnification Stockholder pursuant to this subsection (b) shall not exceed the aggregate gross proceeds received, before expenses, from the sale of Shares by such Limited Indemnification Stockholder pursuant to this Agreement. This indemnity agreement will be in addition to any liability which any Limited Indemnification Stockholder may otherwise have.

(c)       Each Underwriter agrees to indemnify and hold harmless the Company and each Selling Stockholder and each person, if any, who controls the Company or each Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus (including the

Pricing Prospectus), the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which such statements were made); in each case, however, only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about any Underwriter furnished to the Company by such Underwriter through the Representative expressly for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Stockholders (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter. The information set forth in the paragraph describing the OpenIPO process on the front cover page and under the caption “Plan of Distribution” and the information contained in paragraphs 1st and 3rd under the caption “Plan of Distribution” in the Registration Statement, any Preliminary Prospectus (including the Pricing Prospectus) and the Prospectus (insofar as such information relates to the Underwriters or related persons) constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus (including the Pricing Prospectus), the Prospectus or any Issuer Free Writing Prospectus.

(d)       Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a), 6(b) or 6(c) shall be available to any party who shall fail to give notice as provided in this Section 6(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice; but the omission to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii)

the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.

(e)       An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

7.             Reimbursement of Certain Expenses. The Company and each of the Selling Stockholders, jointly and severally, and in the case of the Selling Stockholders, subject to Sections 6(a) and 6(b) of this Agreement, hereby agree to reimburse the Underwriters pursuant to Section 6 of this Agreement on a monthly basis for all legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission described in Section 6 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 7 and the possibility that such payments might later be held to be improper; provided, however that to the extent that such payment is ultimately held to be improper, the Underwriters shall promptly refund it.

8.             Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a), 6(b) or 6(c) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8, (i) no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriter hereunder; and (ii) no Selling Stockholders shall be required to contribute any amount in excess of the aggregate net proceeds of the sale of Shares received by the Selling Stockholders. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any/the Selling Stockholders within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or any/the Selling Stockholders, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 8. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter’s obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

9.             Termination.

(a)       This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representative by notifying the Company and the Selling Stockholders at any time at or before a Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Representative, will in the future materially disrupt, the securities markets or (ii) there shall be a material adverse change in general financial, political or economic conditions in the financial markets such that, in the judgment of the Representative, it is inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial market is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iv) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock

Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (v) a banking moratorium has been declared by any state or federal authority; or (vi) in the judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

(b)       If this Agreement is terminated pursuant to this Section 9, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or a Selling Stockholders; provided, however, that in the event of any such termination, the Company agrees to indemnify and hold harmless the Underwriters from all expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in paragraph 5(o); and, provided further, if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder. Notwithstanding anything in this Section 9(b) to the contrary, no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement shall be relieved of liability to the Company or the other Underwriters for damages occasioned by its refusal.

10.           Substitution of Underwriters.

(a)       If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representative shall not have completed such arrangements within such 36 hour period, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed 10% of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representative or the Company and the Selling Stockholders shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

(b)       If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the first Closing Date, the obligations of the Underwriters to purchase and of the Company or the Selling Stockholders, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholders, and without liability on the part of the Company or the Selling Stockholders, except as provided in Sections 5(o), 6, 7 and 8. The provisions of this Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

11.           Miscellaneous.

(a)       The respective agreements, representations, warranties, indemnities and other statements of the Company, Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of their respective officers, directors or controlling persons referred to in Section 6 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 5(o), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

(b)       This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

(c)       The Company acknowledges and agrees that each of the Underwriters is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby. Additionally, neither the Representative nor any of the other Underwriters is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Representative or Underwriter has advised or is advising the Company on other matters). The Company has conferred with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto. The Underwriters advise that the Underwriters and their affiliates are engaged in a broad range of securities and financial services and that they or their affiliates may have business relationships or enter into contractual relationships with purchasers or potential purchasers of the Company’s securities. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

(d)       All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representative, c/o W.R. Hambrecht + Co., LLC, 539 Bryant Street, San Francisco, CA 94107 Attention: Harrison Clay, Esq., with a copy to Stephen A. Massad, Esq., Baker Botts L.L.P., One Shell Plaza, 910 Louisiana, Houston, TX 77002, and (b) if to the Company, to its agent for service as such agent’s address appears on the cover page of the Registration Statement with a copy to John J. Hentrich, Esq., Sheppard, Mullin, Richter & Hampton LLP, 12275 El Camino Real, Suite 200, San Diego, CA 92130 and (c) if to the Selling Stockholders to

(e)       This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof. The Company and the Underwriters agree to waive trial by jury in any action, proceeding or counterclaim brought by or on behalf of either party with respect to any matter whatsoever relating to or arising out of this Agreement or the purchase of the Shares hereunder. The Company also hereby submits to the jurisdiction of the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, and each of the parties hereto submits to the jurisdiction of such courts in any proceeding arising out of or relating to this agreement, and agrees not to commence any suit, action or proceeding relating thereto except in such courts, and waives, to the fullest extent permitted by law, the right to move to dismiss or transfer any action brought in such court on the basis of any objection to personal jurisdiction, venue or inconvenient forum.

(f)        This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

ISSUER

By
Title:

SELLING STOCKHOLDERS NAMED ON SCHEDULE II ANNEXED HERETO

By
Name:
Attorney in Fact

Confirmed:

W.R. HAMBRECHT + CO., LLC

On behalf of itself and as Representative of the several
Underwriters named in Schedule I annexed
hereto.

By W.R. HAMBRECHT + CO., LLC

By
Title:

SCHEDULE I

Name	Number of Firm Shares to Be Purchased

W.R. Hambrecht + Co., LLC
Simmons & Company International
Susquehanna Financial Group
NBF Securities (USA) Corp.

Total	20,000,000

Sch I - 1

SCHEDULE II

Selling Stockholder	Number of Firm Shares to be Sold	Maximum Number of Option Shares to be Sold
Perseus ENRG Investment, L.L.C.	2,274,069	584,342
Westport Innovations, Inc.	720,549	185,151
Alan P. Basham	125,886	32,347
Boone Pickens	4,857,861	1,185,823
Andrew J. Littlefair	462,961	59,291
James N. Harger	177,029	79,055
Mitchell W. Pratt	91,884	21,740
Richard R. Wheeler	135,406	—
Barbara A. Johnson	8,000	—
Catherine M. Weaver	4,500	—
Madeleine Pickens	1,000,000	—
Joseph B. Powers	35,464	988
Denis C.K. Ding	24,180	3,953
Peter J. Grace	24,180	—
Warren I. Mitchell	51,583	39,527
J.L. Herrington 2002 Family Trust	6,448	98,819
Glen David Aasheim	—	1,976
Ronald D. Bassett	—	39,527
G. Michael Boswell IRA - FCC Custodian	—	19,764
Brian Bradshaw	—	19,764
Drew A. Campbell	—	9,882
Marti J. Carlin	—	9,882
Denise Delile	—	791
Sally Geymuller	—	9,882
Dick Grant	—	9,882
M&R Ventures, LLC	—	395,274
Chad M. Lindholm	—	988
David W. Meaney	—	1,976
Eric Oberg	—	39,527
Stephen R. Perkins	—	9,882
Bretta Price	—	198
Mark J. Riley	—	395
Michael Ross	—	19,764
Jack E. Rosser	—	9,882
Robert L. Stillwell	—	39,527
Aleksander A. Szewczyk	—	39,527
Danny Tillett	—	9,882
Jon N. Whisler	—	1,028
Eugene Frenkel	—	19,764
TOTAL	10,000,000	3,000,000

Sch II - 1

SCHEDULE III

Lock-up Signatories

Perseus ENRG Investment, L.L.C.
Westport Innovations, Inc.
Alan P. Basham
Boone Pickens
Andrew J. Littlefair
James N. Harger
Mitchell W. Pratt
Richard R. Wheeler
Barbara A. Johnson
Catherine M. Weaver
Madeleine Pickens
Joseph B. Powers
Denis C.K. Ding
Peter J. Grace
Warren I. Mitchell
J.L. Herrington 2002 Family Trust
Glen David Aasheim
Ronald D. Bassett
G. Michael Boswell IRA - FCC Custodian
Brian Bradshaw
Drew A. Campbell
Marti J. Carlin
Denise Delile
Sally Geymuller
Dick Grant
M&R Ventures, LLC
Chad M. Lindholm
David W. Meaney
Eric Oberg
Stephen R. Perkins
Bretta Price
Mark J. Riley
Michael Ross
Jack E. Rosser
Robert L. Stillwell
Aleksander A. Szewczyk
Danny Tillett
Jon N. Whisler
Eugene Frenkel
David D. Demers
John S. Herrington
James C. Miller III
Kenneth M. Socha

Sch III - 1

SCHEDULE IV

Issuer Free Writing Prospectuses

Roadshow filed with the SEC on May      , 2007.

Sch V - 1

SCHEDULE V

Indemnification Stockholders

[To come]

Sch V - 1

Exhibit A

FORM OF LOCK-UP AGREEMENT

[                ], 2007

W.R. HAMBRECHT + CO., LLC

(as Representative of the several Underwriters listed

in Schedule I to the Underwriting Agreement referred to below)

c/o W.R. HAMBRECHT + CO., LLC

539 Bryant Street, Suite 100

San Francisco, California 94107

Re:          CLEAN ENERGY FUELS CORP. — Initial Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Clean Energy Fuels Corp., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of common stock of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of W.R. Hambrecht + Co., LLC on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $0.0001 per share par value, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than:  (a) transfers or distributions of shares of Common Stock acquired from the Underwriters in the Public Offering; (b) transfers or distributions of shares of Common Stock acquired in open market transactions after the completion of the Public Offering; (c) transfers of shares of Common Stock or any security convertible into Common

Stock as a bona fide gift or gifts; (d) transfers of shares of Common Stock to any trust for the direct or indirect benefit of the persons bound by the foregoing terms or the immediate family of the persons bound by the foregoing terms; or (e) distributions of shares of Common Stock or any security convertible into Common Stock to the partners, members or stockholders of the persons bound by the foregoing terms; provided, however, that in the case of any transfer or distribution described in any of subclauses (c) through (e) above, the transferees, donees or distributees, as the case may be, agree to be bound by the foregoing terms and the transferor, donor or distributor, as the case may be, would not be required to, nor would such transferor, donor or distributor voluntarily, file a report under Section 16(a) of the United States Securities Exchange Act of 1934, as amended. In addition, the undersigned agrees that, without the prior written consent of W.R. Hambrecht + Co., LLC on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release, publicly announces material news or if a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned shall be released from all obligations under this Letter Agreement.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Name:
Title:

Exhibit B

FORM OF CUSTODY AGREEMENT

for sale of shares of common stock,

par value $0.0001 per share, of Clean Energy Fuels Corp.

                            (the “Custodian”)

[Address]

Attention:  [          ]

Ladies and Gentlemen:

There are delivered to you herewith certificate(s) representing shares of Common Stock, par value $0.0001 per share (“Common Stock”), of Clean Energy Fuels Corp., a Delaware corporation (the “Company”), as set forth at the end of this letter on the page entitled “CERTIFICATE(S) DEPOSITED.”  Each of the certificates so delivered is accompanied by an executed assignment form duly endorsed for transfer and is in negotiable form bearing the signature of the undersigned. The certificate(s) are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement (this “Custody Agreement”).

If the undersigned is (i) acting as trustee or in any fiduciary or representative capacity, the undersigned has also delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as an Selling Stockholders (as defined herein); (ii) a corporation, the undersigned has also delivered duly certified resolutions of its board of directors authorizing it to enter into this Custody Agreement, the Underwriting Agreement (as defined herein) and the Power of Attorney (as defined herein) and duly certified copies of such corporation’s by-laws, certificate of incorporation or other organizational documents; or (iii) a partnership, the undersigned has also delivered extracts of any applicable provisions of its partnership agreement (and applicable provisions of the organizational documents or partnership agreement(s) of the general partner(s) of such partnership) authorizing such partnership to enter into this Custody Agreement, the Underwriting Agreement and the Power of Attorney.

The undersigned agrees to deliver such additional documentation as you, the Attorneys (as defined herein), the Company or the Representative (as defined herein) or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Power of Attorney or the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the “Power of Attorney”) irrevocably appointing                      and                                , each with full power and authority to act alone in any

matter thereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually, an “Attorney” and collectively, the “Attorneys”), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of the Common Stock by the undersigned including, but not limited to entering into and performing an underwriting agreement (the “Underwriting Agreement”) among the Company, certain stockholders of the Company including the undersigned (the “Selling Stockholders”), W.R. Hambrecht + Co., LLC, as representative (the “Representative”) of the several underwriters to be named in Schedule I to the Underwriting Agreement (the “Underwriters”). The total number of shares of Common Stock to be sold by the undersigned to the Underwriters and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the “Shares.”

You are authorized and directed to hold the certificate(s) deposited with you hereunder in your custody and, subject to the instructions of the Attorneys, (i) to take all necessary action to cause the Shares to be transferred on the books of the Company into such names as the Representative, on behalf of the several Underwriters, shall have instructed, including surrendering the certificate(s) representing the Shares to the transfer agent for the Common Stock for cancellation, in exchange for new certificate(s) for shares of Common Stock registered in such names and in such denominations as the Representative shall have instructed; (ii) to deliver such new certificate(s) to the Representative, for the accounts of the several Underwriters, against payment for such Shares at the purchase price per Share specified in the Underwriting Agreement and to give receipt for such payment; (iii) to deposit the same to your account as Custodian and draw upon such account to pay such transfer taxes, if any, payable in connection with the transfer of the Shares to the Underwriters (“Transfer Taxes”) as you may be instructed to pay by the Attorneys; (iv) to transmit to the undersigned in the manner set forth under “Manner of Payment” below, within 24 hours of receiving instructions from the Attorneys to do so, the excess, if any (the “Net Proceeds”), of the amount received by you as payment for the Shares over the Transfer Taxes, if any. The amount of such Net Proceeds is to be paid in the manner requested by the undersigned at the end of this Custody Agreement or in such manner as you, in accordance with the terms hereof, shall deem appropriate. Upon receipt of instructions from the Attorneys, you shall also return to the undersigned, new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by the certificate(s) deposited with you hereunder over the number of Shares sold by the undersigned to the Underwriters.

Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Stockholders (as defined in the Underwriting Agreement) and is irrevocable and not subject to withdrawal or termination by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an “Event”). Accordingly, the certificate(s) deposited with you hereunder and this Custody

Agreement and your authority hereunder are subject to and in consideration of the interests of the several Underwriters, the Company, the Attorneys and the other Selling Stockholders, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to withdrawal or termination by the occurrence of any Event. If an Event shall occur after the execution hereof but before the delivery of the Shares to the Underwriters, then certificate(s) representing such Shares will be delivered by you to the Underwriters on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement and any actions taken by you pursuant to this Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not you, the Attorneys, the Underwriters or any one of them, shall have received notice of such Event.

Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to [      ,     ], 2007, then, upon the written request of the undersigned to you (accompanied by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or after that date, you are to return to the undersigned, all certificate(s), together with any stock powers, delivered herewith.

Until payment of the purchase price for the Shares has been made to you by or for the account of the several Underwriters, the undersigned shall remain the owner of all shares of Common Stock represented by the certificate(s) deposited with you hereunder and shall have the right to vote such shares and all other securities, if any, represented by such certificate(s) and to receive all dividends and distributions thereon, except the right to retain custody and dispose of such shares, which is subject to the rights of the Custodian under this Custody Agreement, the Attorneys under the Power of Attorney and the Underwriters under the Underwriting Agreement. The Underwriters shall not acquire the power or the right to direct the investment of the Shares by virtue of this Custody Agreement until the consideration therefor is paid pursuant to the Underwriting Agreement.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them. Any Attorney has the authority to instruct you on irregularities or discrepancies in the certificates representing shares of Common Stock and any accompanying documents.

In taking any action requested or directed by the Representative under the terms of this Custody Agreement, you will be entitled to rely upon a writing signed by a Vice President, Senior Vice President, Managing Director or General Counsel of W.R. Hambrecht + Co., LLC

It is understood that you assume no responsibility or liability to any person other than to deal with the certificate(s) deposited with you hereunder and the proceeds from the sale of all or a portion of the securities represented thereby in accordance with the provisions of this Custody Agreement. The undersigned agrees to indemnify you for and to hold you free from and harmless against any and all loss, claim, damage, liability or expense incurred by you arising out of or in connection with acting as Custodian hereunder, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to your own gross negligence or willful misconduct.

The representations and warranties of the undersigned set forth in the Underwriting Agreement are hereby incorporated by reference herein and the undersigned represents and warrants that such representations and warranties are true and correct on the date hereof as if made on the date hereof. The representations, warranties and agreements contained herein, as well as those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, you, the other Selling Stockholders, the Attorneys, the Company, the Underwriters and Underwriter counsel and their Representative, agents and counsel. These representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Custody Agreement.

This Custody Agreement shall be binding upon the undersigned and the heirs, legal Representative, distributees, successors and assigns of the undersigned.

This Custody Agreement may be signed in counterparts which together shall constitute one and the same agreement.

This Custody Agreement shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) deposited with you hereunder, by executing and returning the enclosed copy hereof to the undersigned in care of [name of Attorneys for Selling Stockholders].

Dated:                  ,

Very truly yours,

By:
Name:
Title:

Print Name(s) and Address of  Selling
Stockholder(s) and Name and Title of
any Person Signing as Agent or
Fiduciary:

Taxpayer I.D.:

Telephone:

Instruction:  If you are an individual and are married, your spouse is required to complete this form:

SPOUSAL CONSENT

I am the spouse of                                            . On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of Common Stock of                               , registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

Dated:                    ,

(Signature of Spouse)

Instruction:  Complete each column as to certificate(s) to be deposited with the Custodian.

CERTIFICATE(S) DEPOSITED

Stock	Maximum Number of Shares
Certificate	of Common Stock To Be Sold
No.	from Certificate

TOTAL:

Instruction:  Indicate how you wish to receive payment for the shares of Common Stock sold to the Underwriters. Please note that if you are selling shares of Common Stock registered in the name of a corporation or other association or a trust, payment will be made only to the corporation or other association or trust. A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including the corporation or other association or trust, that is the registered owner of the Common Stock being sold.

MANNER OF PAYMENT

I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

☐            CHECK made payable to:

to be sent to the following address:

Phone:  (    )

Please send by (check one):

☐            First class mail

☐            Federal Express

Federal Express account number

☐ or transfer to the following account:

Account No.

Bank                                                                         See attached wire transfer instructions

(name)

(address)

ABA No.

Phone:  (    )

☐            Other (please specify)

CUSTODIAN’S ACKNOWLEDGMENT AND RECEIPT

                          , as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement and receipt of the certificate(s) referred therein.

Dated:                         ,

[Custodian]

By:
Name:
Title:

DO NOT DETACH FROM CUSTODY AGREEMENT

Exhibit C

SELLING STOCKHOLDERS’

IRREVOCABLE POWER OF ATTORNEY

for sale of shares of common stock,

par value $0.0001 per share, of Clean Energy Fuels Corp.

[name of Attorney 1]

[name of Attorney 2]

[Address]

Ladies and Gentlemen:

The undersigned stockholder and certain other holders of common stock of Clean Energy Fuels Corp. (the “Company”) (such holders and the undersigned being hereinafter sometimes collectively referred to as the “Selling Stockholders”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company and W.R. Hambrecht + Co., LLC, as Representative (the “Representative”) of the several underwriters to be named in Schedule I to the Underwriting Agreement (the “Underwriters”). The Selling Stockholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

The undersigned hereby irrevocably constitutes and appoints                     and                     each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an “Attorney” and collectively the “Attorneys”), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority on behalf of the undersigned to take any and all of the following actions:

1.             To sell, assign, transfer and deliver to the several Underwriters up to the number of shares of Common Stock set forth on the signature page hereof such shares of Common Stock to be represented by certificate(s) deposited by the undersigned pursuant to the Custody Agreement (the “Custody Agreement”) between the undersigned and                             , as Custodian (the “Custodian”), at a purchase price per share, after deducting underwriting discounts and commissions, to be paid by the Underwriters, as the Attorneys, in their sole discretion, shall determine, but at the same price per share at which the Company and all other Selling Stockholders (as defined in the Underwriting Agreement) sell Common Stock to the Underwriters;

2.             To determine the number of shares of Common Stock to be sold by the undersigned to the Underwriters, which numbers shall be no greater but may be fewer than the corresponding numbers set forth on the signature page hereof (such total number of shares of Common Stock as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the “Shares”);

3.             To execute, deliver and perform the Underwriting Agreement in customary form with such customary representations, warranties and covenant as the Attorneys, in their sole discretion, may deem appropriate, with full power to make such amendments to the Underwriting Agreement as the Attorneys, in their sole discretion, may deem advisable;

4.             On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into the “lock-up” agreements);

5.             (a) To instruct the Custodian on all matters pertaining to the sale of the Shares and the delivery of certificates therefor, including: (i) the transfer of the Shares on the books of the Company in order to effect the sale of the Shares (including designating the name or names in which new certificate(s) for Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificate(s) for the Shares against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of underwriting discounts and commissions) from the sale of the Shares by the undersigned to the Underwriters, of any expense incurred in accordance with paragraph 6 which is not payable by the Company and any transfer taxes payable in connection with the transfer of the Shares to the Underwriters (“Transfer Taxes”) and (iv) the transmission to the undersigned of the proceeds, if any, from the sale of the Shares (after deducting all amounts payable by the undersigned pursuant to clause (iii) above) and the return to the undersigned, of new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by certificate(s) deposited with the Custodian over the number of Shares sold to the Underwriters; and (b) to amend the Custody Agreement and any related documents in such manner as the Attorneys may determine to be not materially adverse to the undersigned.

6.             To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any Transfer Taxes;

7.             To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, and the securities or “blue sky” laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

9.             To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

10.           To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission, state securities commissions and the National Association of Securities Dealers, Inc. (“NASD”), and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of Shares to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting;

11.           If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s); and

12.           To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney.

Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his or her sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto.

The undersigned acknowledges receipt of a copy of Amendment No. 2 to the Registration Statement on Form S-1 (the “Registration Statement”) relating to the offering of the Shares and the other shares of Common Stock (together, the “Offered Shares”) to be sold by the Selling Stockholders and a copy of the draft form of the Underwriting Agreement dated              . The undersigned has reviewed the Registration Statement and the form of the Underwriting Agreement and understands the obligations and agreements of the undersigned set forth in the Underwriting Agreement. All representations and warranties of the Selling Stockholders in the Underwriting Agreement with respect to the undersigned will be as of the date of the execution of the Underwriting Agreement and the Closing Dates (as determined in accordance with the Underwriting Agreement), true and correct. All such representations and warranties will, as provided in the Underwriting Agreement, survive the termination of the Underwriting Agreement and the delivery of and payment for the Shares.

Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Stockholders, the undersigned agrees to be bound by and to perform each and every covenant and agreement contained therein of the undersigned as a Selling Stockholders.

The undersigned agrees, if so requested, to provide an opinion of counsel, addressed to Sheppard, Mullin, Richter & Hampton LLP, which opinion shall expressly permit reliance thereon by Sheppard, Mullin, Richter & Hampton LLP, setting forth such matters as Sheppard, Mullin, Richter & Hampton LLP may reasonably request in rendering its opinion pursuant to the Underwriting Agreement and such other documentation as the Attorneys, the Company, the Representative or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.

This Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be withdrawn or terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an “Event”). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred regardless of whether or not the Custodian, the Attorneys, the Underwriters, or any one of them, shall have received notice of such Event.

Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to [            ], 2007 then, upon the written notice of the undersigned on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for shares of Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys’ own gross negligence or willful misconduct. The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to the Attorneys’ own gross negligence or willful misconduct. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

It is understood that the purchase price per share of Common Stock to be paid in connection with the offering contemplated by the Prospectus and the Underwriting Agreement could be higher or lower than the high end and the low end of the price range reflected on the Preliminary Prospectus.

It is understood that the Attorneys shall serve entirely without compensation.

This Power of Attorney shall be binding upon the undersigned and the heirs, legal Representative, distributees, successors and assigns of the undersigned.

This Power of Attorney shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of Shares of
Common Stock to be Sold by Selling
Stockholders(s):

Very truly yours,

By:
Name:
Title:

DATED: ,
Print Name and Address of Selling
Stockholder(s) and Name and Title of any Person
Signing as Agent or Fiduciary:

Telephone:	( )

Facsimile:	( )

ACKNOWLEDGMENT

State of	)
) ss.
County of	)

On this the               day of                                  before me personally appeared                                            who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of such person (and if such person is signing on behalf of a corporation, partnership or trust that the same is the free act and deed of such corporation, partnership or trust and that such person is duly authorized to sign the foregoing instrument).

WITNESS my hand and official seal.

Notary’s Signature

Exhibit D

OPINION OF COMPANY COUNSEL

(i)            The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, and each of its subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of incorporation, formation or organization. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

(ii)           Each of the Company and its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and the Pricing Prospectus and, with respect to the Company, to enter into and perform its obligations under this Agreement and to issue and sell the Shares.

(iii)          The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Pricing Prospectus under the caption “Capitalization” as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Pricing Prospectus and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Pricing Prospectus and the Prospectus; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Company Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, and no holder of the Shares is or will be subject to personal liability by reason of being such a holder. The Selling Stockholder Shares have been duly authorized and validly issued and are fully paid and nonassessable. The issuance and sale of the Company Shares by the Company is not subject to any preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Registration Statement and the Pricing Prospectus, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Certificate of Incorporation or bylaws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound. The sale of the shares by the Selling Stockholders is not subject to any preemptive or other similar rights of any security holders of the company. Except as disclosed in the Registration Statement and the Pricing Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any shares of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock, and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Certificate of Incorporation or bylaws of the Company and the requirements of the Nasdaq Global Market. There are no persons with registration rights or other similar rights to have any Company securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act.

(iv)          All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company,  enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(v)           Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) nor the execution, delivery or performance of any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Registration Statement and the Pricing Prospectus will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of, any indenture, mortgage, deed trust, note or other agreement or instrument of which such counsel is aware and to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of its assets or properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, of which such counsel is aware or violate any provision of the charter or bylaws of the Company or any subsidiary.

(vi)          No consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

(vii)         To the best of such counsel’s knowledge, there is no any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is required to be disclosed in the Registration Statement and the Pricing Prospectus and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect.

(viii)        The statements in the Pricing Prospectus and the Prospectus under the captions “Description of Capital Stock,” “Business-Background on Clean Air Regulation,” “Business-Government Regulation and Environmental Matters,” “Business-Legal Proceedings,” “Shares Eligible for Future Sale” and “Certain Relationships and Related Party Transactions,” and in the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate in all material respects and accurately present the information with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement, the Pricing Prospectus and the Prospectus have been so filed with the Commission or are fairly described therein.

(ix)           (A) Each of the Company and its subsidiaries is in compliance in all material respects with all applicable Environmental Laws; (B) none of the Company or its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under any Environmental Law; (C) each of the Company and its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect; and (D) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to CERCLA, or otherwise designated as a contaminated site under applicable state or local law.

(x)            The Registration Statement, as of the Effective Date and the applicable Closing Date, all Preliminary Prospectuses, including the Pricing Prospectus, as of their respective dates and the applicable Closing Date, and the Prospectus, as of its date and the applicable Closing Date, (except for the financial statements and schedules and other financial data included therein, as to which such counsel need not express an opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

(xi)           The Registration Statement is effective under the Securities Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus has been issued and no proceedings for that purpose are pending or have been instituted or threatened by the Commission.

(xii)          Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been made in the manner and within the time period required by such Rule 424(b).

(xiii)         The Shares have been approved for listing on the Nasdaq Global Market, subject only to official notice of issuance.

(xiv)        The Company is not an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representative as to matters which are governed by laws other than the laws of the States of California and New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representative and counsel for the Underwriters.

In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, the Underwriters and the independent registered public accounting firm of the Company, at which conferences the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement, as of the Effective Date, (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no statement) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, as of the Applicable Time, (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date and the applicable Closing Date, (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.